FORTIS FIDUCIARY FUND, INC.                                   SEPTEMBER 16, 1998

To the Shareholders of Fortis Fiduciary Fund, Inc.:

    Enclosed with this letter is a proxy voting ballot, a Prospectus/Proxy Statement and related information concerning a special meeting of shareholders of Fortis Fiduciary Fund, Inc. ("Fiduciary Fund") to be held on Monday, October 12, 1998. The purpose of this special meeting is to submit to shareholders of Fiduciary Fund a proposal to combine that Fund with and into Fortis Capital Fund ("Capital Fund"), a series of Fortis Equity Portfolios, Inc., by means of the reorganization described in the Prospectus/Proxy Statement.

    If the proposed combination of Funds is approved, you will receive Capital Fund shares having an aggregate net asset value equal to the aggregate net asset value of your Fiduciary Fund shares at the effective time of the reorganization. You will receive the same class of shares of Capital Fund as you hold in Fiduciary Fund at the time of the reorganization.

    Fortis Advisers, Inc. acts as the investment adviser, transfer agent, and dividend disbursing agent for both Fiduciary Fund and Capital Fund. In addition, the same individual at Fortis Advisers manages both Funds. As described in the Prospectus/Proxy Statement, the investment advisory and management fee schedule of Capital Fund is the same as that of Fiduciary Fund. However, as a result of the larger size of Capital Fund relative to Fiduciary Fund, Capital Fund currently pays, and after the reorganization will pay, a lower investment advisory and management fee than Fiduciary Fund currently pays.

    At June 30, 1998, Fiduciary Fund had net assets of approximately $104.2 million, while Capital Fund had net assets of approximately $414.7 million. Fiduciary Fund's Board of Directors believes that the proposed combination of Funds is in the best interests of Fiduciary Fund shareholders because, among other things, it is expected to significantly lower the total expense ratio experienced by such shareholders due to the economies of scale associated with becoming part of a larger Fund, as described at pages 5-8 of the Prospectus/Proxy Statement.

    The Funds have identical investment objectives which seek to provide shareholders with short and long-term capital appreciation. The Funds also have identical investment policies and restrictions, with the exception of the targeted median market capitalizations of their portfolios. Despite this difference, however, the median market capitalizations of the Funds were nearly identical as of June 30, 1998. The investment objectives, policies and restrictions of the Funds, as well as other important information concerning the proposed combination of the Funds, are described in detail in the Prospectus/Proxy Statement, which you are encouraged to review carefully. If you have any additional questions, please call your registered representative, or Fiduciary Fund directly at 1-800-800-2000, Ext. 3012.

    Fiduciary Fund's Board of Directors has approved the proposed combination of Funds and recommends it for your approval. I encourage you to vote "FOR" the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

                                          Sincerely,

                                                  [SIGNATURE]

                                          Dean C. Kopperud
                                          PRESIDENT

                          FORTIS FIDUCIARY FUND, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
                                 (651) 738-4020

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 12, 1998

                            ------------------------

To the Shareholders of Fortis Fiduciary Fund, Inc.:           September 16, 1998

    NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Fortis Fiduciary Fund, Inc. ("Fiduciary Fund") will be held at 10:00 a.m., Central time, on Monday, October 12, 1998, at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota. The purpose of the special meeting is as follows:

    1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of Fiduciary Fund by Fortis Capital Fund ("Capital Fund"), a separately managed series of Fortis Equity Portfolios, Inc., in exchange for shares of common stock of Capital Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of Fiduciary Fund and (b) the liquidation of Fiduciary Fund and the pro rata distribution of Capital Fund shares to Fiduciary Fund shareholders. Under the Plan, Fiduciary Fund shareholders will receive the same class of shares of Capital Fund that they held in Fiduciary Fund, having a net asset value equal as of the effective time of the Plan to the net asset value of their Fiduciary Fund shares.

    2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    Even if Fiduciary Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization--Plan of Reorganization" in the attached Prospectus/Proxy Statement.

    THE BOARD OF DIRECTORS OF FIDUCIARY FUND RECOMMENDS APPROVAL OF THE PLAN.

    The close of business on September 4, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                          By Order of the Board of Directors,

                                          Michael J. Radmer
                                          SECRETARY

                           PROSPECTUS/PROXY STATEMENT
                            DATED SEPTEMBER 16, 1998

                          ACQUISITION OF THE ASSETS OF

                          FORTIS FIDUCIARY FUND, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
                           (800) 800-2000, EXT. 3012

                        BY AND IN EXCHANGE FOR SHARES OF

                              FORTIS CAPITAL FUND
                         A SEPARATELY MANAGED SERIES OF
                         FORTIS EQUITY PORTFOLIOS, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
                           (800) 200-2000, EXT. 3012

    This Prospectus/Proxy Statement is being furnished to the shareholders of Fortis Fiduciary Fund, Inc. ("Fiduciary Fund") in connection with a special meeting (the "Meeting") of the shareholders of Fiduciary Fund to be held at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota, on Monday, October 12, 1998, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to shareholders of Fiduciary Fund on or about September 22, 1998. Information concerning the voting rights of each Fiduciary Fund shareholder is set forth under "Voting Information" below. Representatives of Fortis Advisers, Inc., the investment adviser and manager of Fiduciary Fund, or of its affiliates, may, without cost to Fiduciary Fund, solicit proxies for management of Fiduciary Fund by means of mail, telephone, or personal calls. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending proxy soliciting materials on behalf of the Board of Directors to their principals.

    As set forth in the Notice of Special Meeting of Shareholders, this Prospectus/Proxy Statement relates to a proposed Agreement and Plan of Reorganization (the "Plan") providing for (i) the acquisition of substantially all the assets and the assumption of all liabilities of Fiduciary Fund by Fortis Capital Fund ("Capital Fund"), a separately managed series of Fortis Equity Portfolios, Inc. in exchange for shares of common stock of Capital Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Fiduciary Fund, and (ii) the liquidation of Fiduciary Fund and the pro rata distribution of its holdings of Capital Fund shares to Fiduciary Fund shareholders. Fiduciary Fund and Capital Fund are sometimes referred to herein, individually, as a "Fund," or together, as the "Funds."
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE

    As a result of the transactions contemplated by the Plan (collectively, the "Reorganization"), each shareholder of Fiduciary Fund will receive Capital Fund shares of the same class that he or she held in Fiduciary Fund, with an aggregate net asset value equal as of the effective time of the Plan to the aggregate net asset value of their Fiduciary Fund shares. The Reorganization is being structured as a tax-free reorganization so that no income, gain or loss will be recognized by Fiduciary Fund or its shareholders as a result thereof (except that Fiduciary Fund contemplates that it will make a distribution, immediately prior to the Reorganization, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Fiduciary Fund shareholders subject to taxation). The shareholders of Fiduciary Fund are being asked to vote on the proposed Plan and Reorganization at the Meeting.

    In addition to the approval of the Plan and Reorganization by Fiduciary Fund shareholders, the consummation of the Reorganization is subject to certain other conditions. See "Information About the Reorganization--Plan of Reorganization."

    Fiduciary Fund and Capital Fund are both diversified, open-end funds with an investment objective of short and long-term capital appreciation. For each Fund, current income is only a secondary objective. Both Funds invest primarily in equity securities and select stocks based on their growth potential. The Funds have identical investment policies and restrictions, with the exception of the targeted median market capitalizations of their portfolios. Under normal market conditions, Capital Fund intends to maintain a median market capitalization for its portfolio of over $5 billion, and Fiduciary Fund intends to maintain a median market capitalization of over $1 billion. However, the current median market capitalizations of the Funds are nearly identical. As of June 30, 1998, Fiduciary Fund and Capital Fund each had median market capitalizations of approximately $10.6 billion.

    The Funds' investment objectives, policies and restrictions are described and compared below under "Information About Fiduciary Fund and Capital Fund--Comparison of Investment Objectives, Policies and Restrictions."

    Fortis Advisers, Inc. ("Advisers") serves as the investment adviser, transfer agent and dividend agent to both Fiduciary Fund and Capital Fund. In addition, the same individual at Advisers manages both Funds.

    This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the proposed Plan and Reorganization and about Capital Fund and its affiliates that each Fiduciary Fund shareholder should know prior to voting on the proposed Plan and Reorganization.

                           INCORPORATION BY REFERENCE

    The document listed in item 1 below, which has been filed with the Securities and Exchange Commission (the "Commission"), is incorporated herein by reference to the extent noted below. A Statement of Additional Information dated September 16, 1998 relating to this Prospectus/Proxy Statement has been filed with the Commission and is also incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to Capital Fund at P.O. Box 64284, St. Paul, Minnesota 55164, or by calling (800) 800-2000, Ext. 3012 or
3014. The documents listed in items 2, 3 and 4 below are incorporated by reference into the Statement of Additional Information and such items will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

    1. The Prospectus dated January 1, 1998 of Fiduciary Fund and Capital Fund is incorporated herein in its entirety by reference, and a copy thereof accompanies this Prospectus/Proxy Statement.

    2. The Annual Report of Fiduciary Fund and Capital Fund for the fiscal year ended August 31, 1997 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement, and a copy thereof accompanies this Prospectus/Proxy Statement.

    3. The Semi-Annual Report of Fiduciary Fund and Capital Fund for the six-month period ended February 28, 1998 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

    4. The Statement of Additional Information dated January 1, 1998 of Fiduciary Fund and Capital Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

    Also accompanying and attached to this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan for the proposed Reorganization.

                                    SUMMARY

    This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and in the documents incorporated by reference herein, and by reference to the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A. Fiduciary Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

PROPOSED REORGANIZATION

    The Plan provides for (i) the acquisition of substantially all of the assets and the assumption of all liabilities of Fiduciary Fund by Capital Fund in exchange for shares of common stock of Capital Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Fiduciary Fund and (ii) the liquidation of Fiduciary Fund and the pro rata distribution of its holdings of Capital Fund shares to Fiduciary Fund shareholders as of the effective time of the Reorganization (the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on October 23, 1998, or such later date as provided for in the
Plan) (such time and date, the "Effective Time"). As a result of the Reorganization, each shareholder of Fiduciary Fund will receive Capital Fund shares of the same class that he or she held in Fiduciary Fund, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fiduciary Fund shares as of the Effective Time. See "Information About the Reorganization."

    For the reasons set forth below under "Information About the Reorganization--Reasons for the Reorganization," the Board of Directors of Fiduciary Fund, including all of the "non-interested" Directors, as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization would be in the best interests of the shareholders of Fiduciary Fund and that the interests of Fiduciary Fund's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Plan for approval by Fiduciary Fund shareholders.

    The Board of Directors of Capital Fund has also concluded that the Reorganization would be in the best interests of Capital Fund's existing shareholders and has therefore approved the Reorganization on behalf of Capital Fund.

    Approval of the Plan and Reorganization will require the affirmative vote of a majority of the outstanding shares of each class of Fiduciary Fund, voting as separate classes.

TAX CONSEQUENCES

    Prior to completion of the Reorganization, Fiduciary Fund will have received from counsel an opinion that, upon the Reorganization, no gain or loss will be recognized by Fiduciary Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Capital Fund shares that are received by each Fiduciary Fund shareholder will be the same as the holding period and aggregate tax basis of Fiduciary Fund shares previously held by such shareholders. In addition, the holding period and tax basis of the assets of Fiduciary Fund in the hands of Capital Fund as a result of the Reorganization will be the same as in the hands of Fiduciary Fund immediately prior to the Reorganization. See "Information About the Reorganization--Federal Income Tax Consequences."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    Fiduciary Fund and Capital Fund are both diversified, open-end funds with an investment objective of short and long-term capital appreciation. For each Fund, current income is only a secondary objective. Both Funds invest primarily in equity securities and select stocks based on their growth potential. The Funds have identical investment policies and restrictions, with the exception of the targeted median market capitalizations of their portfolios. Under normal market conditions, Capital Fund intends to maintain a median market capitalization for its portfolio of over $5 billion, and Fiduciary Fund intends to maintain a median market capitalization of over $1 billion. However, the current median market capitalizations of the Funds are nearly identical. As of June 30, 1998, Fiduciary Fund and Capital Fund each had median market capitalizations of approximately $10.6 billion.

    The Semi-Annual Report of Fiduciary Fund and Capital Fund for the six-month period ended February 28, 1998, referred to on the cover page hereof under "Incorporation by Reference," provides information concerning the composition of the respective Funds' assets at such date.

FEES AND EXPENSES

    ADVISORY FEES. Fiduciary Fund and Capital Fund have separate agreements with Advisers pursuant to which they pay Advisers investment advisory and management fees for managing their respective investment portfolios. The investment advisory fees for the two Funds are calculated as a percentage of Fund net assets pursuant to the same schedule, as follows:

                                                                                  ANNUAL
                                                                            INVESTMENT ADVISORY
                           AVERAGE NET ASSETS                               AND MANAGEMENT FEE
-------------------------------------------------------------------------  ---------------------
For the first $100 million...............................................             1.0%
For the next $150 million................................................              .8%
For assets over $250 million.............................................              .7%

    At June 30, 1998, Fiduciary Fund had net assets of approximately $104.2 million, while Capital Fund had net assets of approximately $414.7 million. Thus, due to "breakpoints" in the advisory fee schedule and the greater size of Capital Fund, it is anticipated that Fiduciary Fund shareholders will experience lower advisory fees as a percentage of net assets as a result of the proposed Reorganization. See "Pro Forma Fees and Expenses" below.

    SALES CHARGES AND RULE 12b-1 FEES. The sales charge schedules and Rule 12b-1 fees for the Funds are identical. Fortis Investors, Inc. ("Investors"), a subsidiary of Advisers, acts as each Fund's principal underwriter pursuant to an Underwriting Agreement. Under each Underwriting Agreement, Investors retains the sales charges, if any, paid by Class A shareholders in connection with their purchases of Fund shares and is entitled to deduct a contingent deferred sales charge on the redemption of Class B, C and H shares (and on the redemption of certain Class A shares initially sold without a sales charge). In addition, each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Pursuant to these Plans, each Fund pays Investors a Rule 12b-1 fee at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to each of Class B, C and H shares for providing certain services to shareholders and for distribution related services. Additional information on sales charges and Rule 12b-1 fees is set forth in the accompanying Prospectus of Capital Fund and Fiduciary Fund under the caption "How to Buy Fund Shares."

PRO FORMA FEES AND EXPENSES

    The following tables are intended to assist Fiduciary Fund shareholders of each class in understanding the various costs and expenses (expressed as a percentage of average net assets) (i) that such shareholders currently bear as Fiduciary Fund shareholders (under the "Fiduciary Fund" column); (ii) that shareholders of Capital Fund currently bear (under the "Capital Fund" column); and (iii) that such shareholders can expect to bear as Capital Fund shareholders after the Reorganization is consummated (under the "Pro Forma" column). THE EXAMPLES SET FORTH BELOW SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                        CLASS A SHARES FEES AND EXPENSES

                                                      FIDUCIARY      CAPITAL
                                                        FUND           FUND       PRO FORMA
                                                     -----------    ----------    ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
percentage of
  offering price).................................         4.75%*        4.75%*        4.75%*
Maximum Deferred Sales Charge (as a percentage of
original purchase
  price or redemption proceeds, as applicable)....         None**        None**        None**

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE
NET ASSETS)
Management Fees...................................         1.00%         0.84%         0.81%
Rule 12b-1 Fees...................................         0.25%         0.25%         0.25%
Other Expenses....................................         0.16%         0.09%         0.08%
                                                          -----         -----         -----
Total Fund Operating Expenses.....................         1.41%         1.18%         1.14%

Example
You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5%
annual return; and (2) redemption at the end of each time period:
1 year............................................        $  61         $  59         $  59
3 years...........................................        $  90         $  83         $  82
5 years...........................................        $ 121         $ 109         $ 107
10 years..........................................        $ 209         $ 184         $ 180

------------------------

* Since each Fund also pays an asset-based sales charge, long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by NASD rules.

** A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Buy Shares--Class A Shares" in the accompanying Prospectus of Capital Fund and Fiduciary Fund.

                     CLASS B AND H SHARES FEES AND EXPENSES

                                                     FIDUCIARY      CAPITAL
                                                        FUND          FUND       PRO FORMA
                                                     ----------    ----------    ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
percentage of offering price).....................        None*         None*         None*
Maximum Deferred Sales Charge (as a percentage of
original purchase price or redemption proceeds, as
applicable).......................................        4.00%         4.00%         4.00%

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE
NET ASSETS)
Management Fees...................................        1.00%         0.84%         0.81%
Rule 12b-1 Fees...................................        1.00%         1.00%         1.00%
Other Expenses....................................        0.16%         0.09%         0.08%
                                                         -----         -----         -----
Total Fund Operating Expenses.....................        2.16%         1.93%         1.89%

Example
You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) both redemption and no redemption at the end of each time period:

With Redemption
1 year............................................       $  58         $  56         $  55
3 years...........................................       $  95         $  88         $  86
5 years...........................................       $ 134         $ 122         $ 120
10 years..........................................       $ 230         $ 206         $ 202

Without Redemption
1 year............................................       $  22         $  20         $  19
3 years...........................................       $  68         $  61         $  59
5 years...........................................       $ 116         $ 104         $ 102
10 years..........................................       $ 230         $ 206         $ 202

------------------------

* Shares are sold without a front end sales charge, but their contingent deferred sales charge and Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charge.

                        CLASS C SHARES FEES AND EXPENSES

                                                     FIDUCIARY      CAPITAL
                                                        FUND          FUND       PRO FORMA
                                                     ----------    ----------    ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
percentage of
  offering price).................................        None*         None*         None*
Maximum Deferred Sales Charge (as a percentage of
original purchase
  price or redemption proceeds, as applicable)....        1.00%         1.00%         1.00%

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE
NET ASSETS)
Management Fees...................................        1.00%         0.84%         0.81%
Rule 12b-1 Fees...................................        1.00%         1.00%         1.00%
Other Expenses....................................        0.16%         0.09%         0.08%
                                                         -----         -----         -----
Total Fund Operating Expenses.....................        2.16%         1.93%         1.89%

Example
You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) both redemption and no redemption at the end of each time period:

With Redemption
--------------------------------------------------
1 year............................................       $  32         $  30         $  29
3 years...........................................       $  68         $  61         $  59
5 years...........................................       $ 116         $ 104         $ 102
10 years..........................................       $ 249         $ 225         $ 221

Without Redemption
--------------------------------------------------
1 year............................................       $  22         $  20         $  19
3 years...........................................       $  68         $  61         $  59
5 years...........................................       $ 116         $ 104         $ 102
10 years..........................................       $ 249         $ 225         $ 221

------------------------

* Shares are sold without a front end sales charge, but their contingent deferred sales charge and Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charge.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

    Each class of shares of Capital Fund received by Fiduciary Fund shareholders in the Reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Fiduciary Fund shares of such class. These procedures are discussed in the accompanying Prospectus of Capital Fund and Fiduciary Fund under the captions "How to Buy Fund Shares" and "Redemption."

DIVIDENDS AND DISTRIBUTIONS

    Each Fund pays annual dividends from net investment income and distributes any realized capital gains annually. Dividends and capital gains distributions for each Fund are made in the form of additional shares of the same Fund and the same class (at net asset value) unless the shareholder sends the Fund a written request that either or both be sent to the shareholder or reinvested (at net asset value) in shares of the same class of another Fortis fund.

CAPITAL STOCK; SHAREHOLDER VOTING RIGHTS

    Each Fund offers Class A, Class B, Class C and Class H shares. Each class of shares of a Fund represents interests in the assets of the applicable Fund and has identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of a class of shares are borne solely by such class and each class of a Fund's shares has exclusive voting rights with respect the provisions of such Fund's Rule 12b-1 plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law. Capital Fund may offer additional classes of shares in the future.

                                  RISK FACTORS

    With the exception of the Funds' targeted median market capitalizations, the investment objectives, policies and restrictions of Fiduciary Fund and Capital Fund are identical (see "Information About Fiduciary Fund and Capital Fund--Comparison of Investment Objectives, Policies and Restrictions" below). As a result, the risks associated with investing in both Funds are very similar. Because both Funds invest primarily in common stocks and securities convertible into common stocks, both Funds are subject to market risk--i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

    Each Fund may invest up to 10% of its total assets (at the time of investment) in foreign securities. Investing in foreign companies involves certain risks which are not typically associated with investing in the securities of United States issuers. Since the Funds may invest in securities denominated in currencies other than U.S. dollars, and since they may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers , and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect United States investments in those countries. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Moreover, certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased and sold. The risk of investing in foreign securities are discussed more fully in the accompanying Prospectus of Capital Fund and Fiduciary Fund under the caption "Investment Objectives and Policies--Other Investment Practices of the Funds--Foreign Securities."

    Each Fund may invest in equity or debt real estate investment trusts ("REITs"), real estate development and real estate operating companies, and other real estate related businesses. The Funds intend to invest the REIT portions of their portfolios primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. The Funds' investments in REITs may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act. Also, equity REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms. Both Funds limit their investments in REITs to 10% of total assets and to publicly distributed REITs.

    The investment securities and techniques of the Funds, and the risks associated therewith, are described in more detail in the Prospectus of Capital Fund and Fiduciary Fund accompanying this Prospectus/Proxy Statement, and in the Statement of Additional Information of the Funds referred to under "Incorporation by Reference."

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

    The Board of Directors of both Fiduciary Fund and Capital Fund, including all of the "non-interested" directors, has determined that it is advantageous to the respective Funds to combine Fiduciary Fund with Capital Fund. As discussed in detail below under "Information About Fiduciary Fund and Capital Fund," the Funds have identical investment objectives, policies and restrictions, with the exception of the Funds' policies regarding the median market capitalizations of their portfolios. The Funds also have the same investment adviser (with the same individual managing both Funds) and the same underwriter, auditors, legal counsel and custodian.

    The Board of Directors of each Fund has determined that the Reorganization is expected to provide certain benefits to its Fund and is in the best interests of such Fund and its shareholders. The Board of Directors of each Fund has also determined that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization. The Boards considered, among other things, the following factors in making such determinations:

        (i) the advantages which may be realized by Fiduciary Fund and Capital Fund, consisting of a potentially reduced expense ratio, economies of scale resulting from fund growth, and facilitation of portfolio management. The Boards noted in this regard that Capital Fund, with its much larger asset base and resulting economies of scale, has a significantly lower expense ratio than does the smaller Fiduciary Fund, and it is expected that holders of Fiduciary Fund will benefit from this lower expense ratio;

        (ii) the tax-free nature of the proposed Reorganization;

       (iii) the terms and conditions of the Plan, including that (a) the exchange of Fiduciary Fund shares for Capital Fund shares will take place on a net asset value basis; and (b) no sales charge will be incurred by Fiduciary Fund shareholders in connection with their acquisition of Capital Fund shares in the Reorganization;

        (iv) the provision of the Plan that expenses of the Reorganization will be allocated between Fiduciary Fund and Capital Fund in proportion to their relative net assets at the Effective Time; and

        (v) the fact that Fiduciary Fund shareholders of each class would continue to have the same Rule 12b-1 fees and sales charges and that advisory fees for Fiduciary Fund shareholders should be reduced as a result of "breakpoints" in the advisory fee schedule and the larger asset base of Capital Fund.

    The Board concluded that the factors noted in (i) through (v) above render the proposed Reorganization fair to and in the best interests of shareholders of Fiduciary Fund and Capital Fund.

PLAN OF REORGANIZATION

    The following summary of the proposed Plan and the Reorganization is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time, Capital Fund will acquire all or substantially all of the assets and assume all liabilities of Fiduciary Fund in exchange for Capital Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Fiduciary Fund. For corporate law purposes the transaction is structured as a sale of the assets and assumption of the liabilities of

Fiduciary Fund in exchange for the issuance of Capital Fund shares to Fiduciary Fund, followed immediately by the distribution of such Capital Fund shares to Fiduciary Fund shareholders and the cancellation and retirement of outstanding Fiduciary Fund shares.

    Pursuant to the Plan, each holder of Class A, Class B, Class C or Class H shares of Fiduciary Fund will receive, at the Effective Time, Class A, Class B, Class C or Class H shares, respectively, of Capital Fund with an aggregate net asset value equal to the aggregate net asset value of Fiduciary Fund shares owned by such shareholder immediately prior to the Effective Time. The net asset value per share of each Fund's Class A, Class B, Class C and Class H shares will be computed as of the Effective Time using the valuation procedures set forth in the respective Funds' articles of incorporation and bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act.

    At the Effective Time, Capital Fund will issue to Fiduciary Fund, and Fiduciary Fund will distribute to Fiduciary Fund's shareholders of record, determined as of the Effective Time, the Capital Fund shares issued in exchange for Fiduciary Fund assets as described above. All outstanding shares of Fiduciary Fund thereupon will be canceled and retired and no additional shares representing interests in Fiduciary Fund will be issued thereafter, and Fiduciary Fund will be deemed to be liquidated. The distribution of Capital Fund shares to former Fiduciary Fund shareholders will be accomplished by the establishment of accounts on the share records of Capital Fund in the names of Fiduciary Fund shareholders, each representing the numbers of full and fractional Capital Fund Class A, Class B, Class C or Class H shares due such shareholders.

    The Plan provides that no sales charges will be incurred by Fiduciary Fund shareholders in connection with the acquisition by them of Capital Fund shares pursuant thereto. The Plan also provides that former holders of Fiduciary Fund Class B, Class C or Class H shares who receive Capital Fund Class B, Class C or Class H shares in the Reorganization will receive credit for the period they held such Fiduciary Fund shares in determining the contingent deferred sales charge on such Capital Fund shares and in determining the date upon which such Capital Fund Class B or Class H shares convert to Capital Fund Class A shares. In addition, the Plan provides that in applying the two-year 1% contingent deferred sales charge on Class A shares with respect to which the front end sales charge was waived, credit will be given for the period a former Fiduciary Fund shareholder who is subject to such a contingent deferred sales charge held his or her shares.

    Fiduciary Fund and Capital Fund contemplate that they will each make a distribution, immediately prior to the Effective Time, of all of their current year net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to shareholders subject to taxation.

    The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others: (i) approval of the Plan by the shareholders of Fiduciary Fund; (ii) the delivery of the opinion of counsel described below under "--Federal Income Tax Consequences;" (iii) the accuracy as of the Effective Time of the representations and warranties made by Fiduciary Fund and Capital Fund in the Plan; and (iv) the delivery of customary closing certificates. See the Plan attached hereto as Exhibit A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of Fiduciary Fund, by resolution of the Board of Directors of either Fiduciary Fund or Capital Fund, if circumstances should develop that, in the opinion of such Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of such Fund's shareholders.

    The Plan provides that all expenses incurred in connection with the Reorganization shall be allocated between and borne by Fiduciary Fund and Capital Fund in proportion to their relative net assets at the Effective Time and that such expenses, and the allocation thereof, shall be reflected in the calculations of net asset values of the respective Funds for purposes of determining the numbers of Capital Fund shares to be issued in the Reorganization.

    Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each class of Fiduciary Fund, voting as separate classes. If the Plan is not approved, the Boards of Directors of the respective Funds will consider other possible courses of action. Fiduciary Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization. See "Voting Information--No Dissenters' Rights of Appraisal" below.

DESCRIPTION OF CAPITAL FUND SHARES

    For information concerning the shares of capital stock of Capital Fund, including voting rights, see "Summary--Capital Stock; Shareholder Voting Rights" above. All Capital Fund shares issued in the Reorganization will by fully paid and non-assessable and will not be entitled to pre-emptive or cumulative voting rights.

FEDERAL INCOME TAX CONSEQUENCES

    It is intended that the exchange of Capital Fund shares for Fiduciary Fund's net assets and the distribution of such shares to Fiduciary Fund's shareholders upon liquidation of Fiduciary Fund will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"), and that, for federal income tax purposes, no income, gain or loss will be recognized by Fiduciary Fund's shareholders (except that Fiduciary Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Fiduciary Fund shareholders subject to taxation). Fiduciary Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

    As a condition to the closing of the Reorganization, the two Funds will receive an opinion from Dorsey & Whitney LLP, counsel to the Funds, based in part on certain representations to be furnished by each Fund, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

        (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Capital Fund and Fiduciary Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

        (ii) Fiduciary Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Capital Fund shares. Fiduciary Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Fiduciary Fund which are distributed by Fiduciary Fund prior to the Effective Time;

       (iii) the tax basis of Capital Fund shares received by each Fiduciary Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Fiduciary Fund shares exchanged therefor;

        (iv) the holding period of Capital Fund shares received by each Fiduciary Fund shareholder pursuant to the Reorganization will include the period during which Fiduciary Fund shareholder held Fiduciary Fund shares exchanged therefor, provided that Fiduciary Fund shares were held as a capital asset at the Effective Time;

        (v) Fiduciary Fund will recognize no income, gain or loss by reason of the Reorganization;

        (vi) Capital Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vii) the tax basis of the assets received by Capital Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Fiduciary Fund as of the Effective Time;

      (viii) the holding period of the assets received by Capital Fund pursuant to the Reorganization will include the period during which such assets were held by Fiduciary Fund; and

        (ix) Capital Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Fiduciary Fund as of the Effective Time.

    Shareholders of Fiduciary Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of Fiduciary Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

    The Board of Directors of Fiduciary Fund, including the "non-interested" directors, recommends that shareholders of Fiduciary Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each class of Fiduciary Fund, voting as separate classes.

               INFORMATION ABOUT FIDUCIARY FUND AND CAPITAL FUND

    Information concerning Capital Fund and Fiduciary Fund is incorporated herein by reference from their current Prospectus dated January 1, 1998. Such Prospectus accompanies this Prospectus/Proxy Statement and forms part of the Registration Statements of Capital Fund and Fiduciary Fund on Form N-1A which have been filed with the Commission.

    Capital Fund and Fiduciary Fund are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the Commission. These proxy materials, reports and other information filed by Capital Fund and Fiduciary Fund can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the Commission maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the Commission. The address of such site is "http://www.sec.gov."

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    GENERAL. Fiduciary Fund and Capital Fund are both diversified, open-end funds with an investment objective of short and long-term capital appreciation. For each Fund, current income is only a secondary objective. Both Funds invest primarily in equity securities. For each Fund, Advisers invests based on a concept of growth potential, seeking to identify companies whose earnings and revenue growth potential exceed industry averages. In addition to superior earnings growth potential, Advisers seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share.

    Under normal market conditions, Capital Fund intends to maintain a median market capitalization for its portfolio of greater than $5 billion and Fiduciary Fund intends to maintain a median market capitalization for its portfolio of greater than $1 billion. However, the current median market capitalizations of the Funds are nearly identical. As of June 30, 1998, Fiduciary Fund and Capital Fund each had median market capitalizations of approximately $10.6 billion.

    Other than the Funds' targeted median market capitalizations, the investment policies of Fiduciary Fund and Capital Fund are identical.

    - Each Fund invests primarily in common stocks or securities convertible into common stocks. Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred and debt securities).

    - Each Fund may invest up to 10% of its total assets in foreign securities.

    - In periods when a more defensive position is deemed warranted, each Fund may invest in high grade preferred stocks, bonds, other fixed income securities (whether or not convertible into or carrying rights to purchase common stock), short-term money market instruments, commercial paper, obligations of banks or the U.S. Government, other high quality short-term debt instruments or cash, all without limitation.

    - Each Fund may invest in both listed and unlisted securities.

    - Each Fund may invest up to 15% of its net assets in all forms of illiquid investments.

    - Each Fund may, to a limited extent, enter into options, futures and forward contracts on a variety of investments and indexes, in order to protect against declines in the value of portfolio securities or increases in the cost of securities to be acquired ("hedging") and, in the case of options on securities or indexes of securities, to increase a Fund's gross income.

    - Each Fund may invest in repurchase agreements.

    - Each Fund may borrow money from banks as a temporary measure to facilitate redemptions.

    - Each Fund may invest in variable amount master demand notes.

    - Each Fund may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis.

    - Each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of such Fund's total assets.

    - Each Fund may invest in equity or debt real estate investment trusts, real estate development and real estate operating companies, and other real estate related businesses.

    - Each Fund may sell a security short to the extent the Fund contemporaneously owns or has the right to obtain equivalent securities. Such a short sale is referred to as a short sale "against the box."

    - Each Fund may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends, making other distributions to shareholders, or for defensive purposes, in cash and short-term money market instruments.

    - Each Fund may invest in securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities.

    - Consistent with its investment objectives, each Fund intends to purchase securities primarily for investment, but also may seek short-term capital appreciation. Each Fund reserves freedom of action, however, to sell portfolio securities whenever management believes more favorable investment opportunities are available, regardless of any additional brokerage costs which may be incurred, and regardless of any income tax consequences.

    The foregoing comparison does not purport to be a complete summary of the investment policies and restrictions of Fiduciary Fund or Capital Fund. For complete discussions of the investment policies and restrictions of the respective Funds, see the Prospectus of Capital Fund and Fiduciary Fund accompanying this Prospectus/Proxy Statement and the Statement of Additional Information of the Funds, referred to under "Incorporation by Reference."

CAPITALIZATION

    The following table shows the capitalization of Fiduciary Fund and of Capital Fund as of February 28, 1998 and on a pro forma basis as of that date, giving effect to the proposed Reorganization:

                                                               FIDUCIARY    CAPITAL
                                                                 FUND        FUND      PRO FORMA
                                                              -----------  ---------  -----------
                                                                (In thousands, except per share
                                                                            values)
CLASS A SHARES
  Net assets................................................   $  83,520   $ 356,905   $ 440,425
  Net asset value per share.................................   $   44.11   $   24.42   $   24.42
  Shares outstanding........................................       1,894      14,614      18,035

CLASS B SHARES
  Net assets................................................   $   3,955   $   8,976   $  12,931
  Net asset value per share.................................   $   42.83   $   23.81   $   23.81
  Shares outstanding........................................          92         377         543

CLASS C SHARES
  Net assets................................................   $   1,092   $   1,998   $   3,090
  Net asset value per share.................................   $   42.85   $   23.81   $   23.81
  Shares outstanding........................................          25          84         130

CLASS H SHARES
  Net assets................................................   $   8,216   $  16,690   $  24,906
  Net asset value per share.................................   $   42.83   $   23.83   $   23.83
  Shares outstanding........................................         192         700       1,045

                               VOTING INFORMATION

GENERAL

    This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Fiduciary Fund to be used at the Special Meeting of Fiduciary Fund shareholders to be held at 10:00 a.m., Central time, on October 12, 1998, at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of Special Meeting and a proxy card, is first being mailed to shareholders of Fiduciary Fund on or about September 22, 1998. Only shareholders of record as of the close of business on September 4, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to Fiduciary Fund at its principal executive offices, 500 Bielenberg Drive, Woodbury, Minnesota (mailing address: P.O. Box 64284, St. Paul, Minnesota 55164) or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

    If a shareholder executes and returns a proxy but abstains from voting, the shares held by such shareholder will be deemed present at the Meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fiduciary Fund shares (i.e., a broker "non-vote"), the shares represented by such proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

    Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization--Recommendation and Vote Required."

    As of September 4, 1998 (i) Fiduciary Fund had the following number of shares outstanding and entitled to vote at the Meeting: Class A, 1,774,631 shares; Class B, 116,087 shares; Class C, 35,047 shares; and Class H, 231,730 shares; (ii) Capital Fund had the following numbers of shares outstanding: Class A, 13,961,432 shares; Class B, 434,225 shares; Class C, 109,233 shares; and Class H, 776,409 shares; and (iii) the directors and officers of the respective Funds as a group owned less than one percent of the outstanding shares of each Fund or any class thereof. The following table sets forth information concerning those persons known by the respective Funds to own of record or beneficially more than 5% of the outstanding shares of either Fund, or more than 5% of the outstanding shares of any class of either Fund, as indicated, as of such date, including persons and entities who beneficially own more than 25% of either Fund or any class thereof. Unless otherwise indicated, the persons named below have both record and beneficial ownership:

NAME AND ADDRESS OF RECORD HOLDER                                         PERCENTAGE OWNERSHIP
------------------------------------------------------------------------  --------------------
FIDUCIARY FUND--CLASS C

  Carol S. Atha                                                               3,537 shares/10%
    RR7, Box 246
    Fairmont, WV 26544

  Robert E. Phillips                                                           2,276 shares/6%
    4025 Fairmont Rd
    Morgantown, WV 26505

  Donald A. Pulice                                                             1,884 shares/5%
    2024 Henderson Ave
    Clarksburg, WV 26301

  Rhonda X. Crangle                                                            1,793 shares/5%
    4424 NW Bramblewood Ct.
    Albany, OR 97321

CAPITAL FUND--CLASS C

  Carol S. Atha                                                                6,367 shares/5%
    RR7, Box 246
    Fairmont, WV 26554

------------------------

* Record ownership only.

    Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of Advisers and its affiliates without cost to the Funds. In addition, the services of a third-party proxy solicitation firm may be utilized, with such firm's fees and expenses allocated between and borne by Fiduciary Fund and Capital Fund as described under "Information About the Reorganization--Plan of Reorganization" above.

    In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

    The following persons affiliated with the Funds receive payments from Fiduciary Fund and Capital Fund for services rendered pursuant to contractual arrangements with the Funds: Fortis Advisers, Inc., as the investment adviser, transfer agent and dividend agent to each Fund, receives payments for its investment advisory and management services; and Fortis Investors, Inc., a subsidiary of Advisers, receives payments for providing distribution services to each Fund.

NO DISSENTERS' RIGHTS OF APPRAISAL

    Under the Investment Company Act, Fiduciary Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan of Reorganization.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited statements of assets and liabilities, including the schedules of investments in securities, of Fiduciary Fund and of Capital Fund as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for the periods indicated therein, as included in the Annual Report of Fiduciary Fund and Capital Fund for the fiscal year ended August 31, 1997, have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the reports of KPMG Peat Marwick LLP, independent auditors for the Funds, given on the authority of such firm as experts in accounting and auditing. In addition, the unaudited February 28, 1998 financial statements of Fiduciary Fund and of Capital Fund, as included in the Semi-Annual Report, are incorporated herein by reference.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of the shares of Capital Fund to be issued in the Reorganization will be passed by Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

              FORTIS FIDUCIARY FUND, INC. AND FORTIS CAPITAL FUND

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this    day of         , 1998, by and between Fortis Fiduciary Fund, Inc.
("Fiduciary Fund"), a Minnesota corporation, and Fortis Equity Portfolios, Inc. ("Equity Portfolios"), a Minnesota corporation, on behalf of Fortis Capital Fund ("Capital Fund"), a series of Equity Portfolios. The shares of Capital Fund designated in the amended and restated articles of incorporation of Equity Portfolios are referred to herein by the name set forth in the bylaws of Equity Portfolios as follows:

DESIGNATION IN ARTICLES OF EQUITY PORTFOLIOS                           NAME ASSIGNED IN BYLAWS
---------------------------------------------------------------------  -----------------------
Series A.............................................................     Fortis Capital Fund

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) and 368(a)(2)(G) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of Fiduciary Fund to Capital Fund and the assumption by Capital Fund of all of the liabilities of Fiduciary Fund in exchange solely for full and fractional shares of common stock, par value $.01 per share, of Capital Fund (the "Capital Fund Shares"), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Fiduciary Fund, and the distribution of Capital Fund Shares to the shareholders of Fiduciary Fund in liquidation of Fiduciary Fund as provided herein, all upon the terms and conditions hereinafter set forth.

    WITNESSETH:

    WHEREAS, each of Fiduciary Fund and Equity Portfolios is a registered, open-end management investment company, with Equity Portfolios offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities) and Fiduciary Fund offering its shares of common stock in a single series;

    WHEREAS, both Fiduciary Fund and Capital Fund offer Class A, Class B, Class C and Class H shares;

    WHEREAS, Fiduciary Fund owns securities which generally are assets of the character in which Capital Fund is permitted to invest; and

    WHEREAS, the Board of Directors of each of Fiduciary Fund and Capital Fund has determined that the exchange of all or substantially all of the assets of Fiduciary Fund for Capital Fund Shares and the assumption of all of the liabilities of Fiduciary Fund by Capital Fund is in the best interests of the shareholders of Fiduciary Fund and Capital Fund, respectively.

    NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF FIDUCIARY FUND TO CAPITAL FUND SOLELY IN EXCHANGE FOR CAPITAL FUND SHARES, THE ASSUMPTION OF ALL FIDUCIARY FUND LIABILITIES AND THE LIQUIDATION OF FIDUCIARY FUND

    1.1 Subject to the requisite approval by Fiduciary Fund shareholders and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, Fiduciary Fund agrees to transfer all or substantially all of Fiduciary Fund's assets as set forth in
Section 1.2 to Capital Fund, and Capital Fund agrees in exchange therefor (a) to deliver to Fiduciary Fund that number of full and fractional Capital Fund Shares determined in accordance with Article 2, and (b) to assume all of the liabilities of Fiduciary Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the "Effective Time").

    1.2 (a) The assets of Fiduciary Fund to be acquired by Capital Fund shall consist of all or substantially all of Fiduciary Fund's property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by Fiduciary Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of Fiduciary Fund as of the Effective Time (the "Effective Time Statement"). The Effective Time Statement shall, with respect to the listing of Fiduciary Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of Fiduciary Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period.

    (b) Fiduciary Fund has provided Capital Fund with a list of all of Fiduciary Fund's assets as of the date of execution of this Agreement. Fiduciary Fund reserves the right to sell any of these securities in the ordinary course of its business and, subject to Section 5.1, to acquire additional securities in the ordinary course of its business.

    1.3 Capital Fund shall assume all of the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of Fiduciary Fund's operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of Fiduciary Fund's shares), including those reflected in the Effective Time Statement.

    1.4 Immediately after the transfer of assets provided for in Section 1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein, Fiduciary Fund will distribute pro rata (as provided in Article 2) to Fiduciary Fund's shareholders of record, determined as of the Effective Time (the "Fiduciary Fund Shareholders"), the Capital Fund Shares received by Fiduciary Fund pursuant to Section 1.1, and all other assets of Fiduciary Fund, if any. Thereafter, no additional shares representing interests in Fiduciary Fund shall be issued. Such distribution will be accomplished by the transfer of the Capital Fund Shares then credited to the account of Fiduciary Fund on the books of Capital Fund to open accounts on the share records of Capital Fund in the names of Fiduciary Fund shareholders representing the numbers and classes of Capital Fund Shares due each such shareholder. All issued and outstanding shares of Fiduciary Fund will simultaneously be canceled on the books of Fiduciary Fund, although share certificates representing interests in Fiduciary Fund will represent those numbers and classes of Capital Fund Shares after the Effective Time as determined in accordance with Article 2. Unless requested by Fiduciary Fund Shareholders, Capital Fund will not issue certificates representing Capital Fund Shares issued in connection with such exchange.

    1.5 Ownership of Capital Fund Shares will be shown on the books of Capital Fund. Capital Fund Shares will be issued in the manner described in Capital Fund's Prospectus and Statement of Additional Information as in effect as of the Effective Time, except that no front-end sales charges will be incurred by Fiduciary Fund Shareholders in connection with their acquisition of Capital Fund Shares pursuant to this Agreement.

    1.6 Capital Fund agrees that in determining contingent deferred sales charges applicable to Class B, Class C and Class H shares distributed by it in the reorganization and the date upon which Class B and Class H shares distributed by it in the Reorganization convert to Class A shares, it shall give credit for the period during which the holders thereof held the Fiduciary Fund Shares in exchange for which such Capital Fund Shares were issued. In the event that Class A shares of Capital Fund are distributed in the Reorganization to former holders of Class A shares of Fiduciary Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, Capital Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of Capital Fund it shall give credit for the period during which the holder thereof held such Fiduciary Fund shares.

    1.7 Any reporting responsibility of Fiduciary Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Fiduciary Fund.

2.  VALUATION; ISSUANCE OF CAPITAL FUND SHARES

    2.1 The net asset value per share of Fiduciary Fund's Class A, Class B, Class C and Class H shares shall be computed as of the Effective Time using the valuation procedures set forth in its articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

    2.2 (a) The total number of Class A Capital Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of Fiduciary Fund which are allocable to Fiduciary Fund's Class A shares shall be determined as of the Effective Time by multiplying the number of Class A Fiduciary Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Fiduciary Fund's Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of Capital Fund's Class A shares immediately prior to the Effective Time, each as determined pursuant to
Section 2.1.

    (b) The total number of Class B Capital Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of Fiduciary Fund which are allocable to Fiduciary Fund's Class B shares shall be determined as of the Effective Time by multiplying the number of Class B Fiduciary Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Fiduciary Fund's Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of Capital Fund's Class B shares immediately prior to the Effective Time, each as determined pursuant to
Section 2.1.

    (c) The total number of Class C Capital Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of Fiduciary Fund which are allocable to Fiduciary Fund's Class C shares shall be determined as of the Effective Time by multiplying the number of Class C Fiduciary Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Fiduciary Fund's Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of Capital Fund's Class C shares immediately prior to the Effective Time, each as determined pursuant to
Section 2.1.

    (d) The total number of Class H Capital Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of Fiduciary Fund which are allocable to Fiduciary Fund's Class H shares shall be determined as of the Effective Time by multiplying the number of Class H Fiduciary Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Fiduciary Fund's Class H shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of Capital Fund's Class H shares immediately prior to the Effective Time, each as determined pursuant to
Section 2.1.

    2.3 Immediately after the Effective Time, Fiduciary Fund shall distribute to Fiduciary Fund Shareholders of the respective classes in liquidation of Fiduciary Fund pro rata within classes (based upon the ratio that the number of Fiduciary Fund shares of the respective classes owned by each Fiduciary Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Fiduciary Fund shares of such classes immediately prior to the Effective Time) the full and fractional Capital Fund Shares of the respective classes received by Fiduciary Fund pursuant to Section 2.2. Accordingly, each Class A Fiduciary Fund Shareholder shall receive, immediately after the Effective Time, Class A Capital Fund shares with an aggregate net asset value equal to the aggregate net asset value of the

Class A Fiduciary Fund shares owned by such Fiduciary Fund Shareholder immediately prior to the Effective Time; each Class B Fiduciary Fund Shareholder shall receive, immediately after the Effective Time, Class B Capital Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Fiduciary Fund shares owned by such Fiduciary Fund Shareholder immediately prior to the Effective Time; each Class C Fiduciary Fund Shareholder shall receive, immediately after the Effective Time, Class C Capital Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Fiduciary Fund shares owned by such Fiduciary Fund Shareholder immediately prior to the Effective Time; and each Class H Fiduciary Fund Shareholder shall receive, immediately after the Effective Time, Class H Capital Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Class H Fiduciary Fund shares owned by such Fiduciary Fund Shareholder immediately prior to the Effective Time.

3.  EFFECTIVE TIME; CLOSING

    3.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied (but not prior to October 23, 1998), or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

    3.2 Fiduciary Fund shall deliver at the Closing its written instructions to the custodian for Fiduciary Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to Capital Fund all of Fiduciary Fund's portfolio securities, cash, and any other assets to be acquired by Capital Fund pursuant to this Agreement.

    3.3 In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of Capital Fund or Fiduciary Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of Capital Fund or Fiduciary Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

    3.4 Fiduciary Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to Capital Fund) contain the names and addresses of Fiduciary Fund shareholders and the number of outstanding Fiduciary Fund shares owned by each such shareholder as of the Effective Time. Capital Fund shall certify at the Closing that Capital Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein.

    3.5 At the Closing, each party to this Agreement shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other similar documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS, WARRANTIES AND COVENANTS

    4.1 Fiduciary Fund represents, warrants and covenants to Capital Fund as follows:

    (a) Fiduciary Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

    (b) Fiduciary Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of its shares under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

    (c) All appropriate filings under Section 18 of the Securities Act of 1933, as amended, required by state securities laws ("Blue Sky Filings") have been made and have not been disapproved within the time periods applicable thereto; said Blue Sky Filings, including any periodic reports or supplemental filings, are complete and current; all fees required to be paid in connection with such Blue Sky Filings have been paid; and Fiduciary Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which the necessary Blue Sky Filings have been made.

    (d) The Prospectus and Statement of Additional Information of Fiduciary Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

    (e) Fiduciary Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound;

    (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Fiduciary Fund's knowledge, threatened against Fiduciary Fund or any of its properties or assets. Fiduciary Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

    (g) The Statement of Assets and Liabilities of Fiduciary Fund as of the end of its most recently concluded fiscal year has been audited by KPMG Peat Marwick LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to Capital Fund) presents fairly, in all material respects, the financial position of Fiduciary Fund as of such date, and there are no known material contingent liabilities of Fiduciary Fund as of such date not disclosed therein;

    (h) Since the end of Fiduciary Fund's most recently concluded fiscal year, there has not been any material adverse change in Fiduciary Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to Capital Fund. For the purposes of this paragraph (h), a decline in net asset value per share of Fiduciary Fund, the discharge or incurrence of Fiduciary Fund liabilities in the ordinary course of business, or the redemption of Fiduciary Fund shares by Fiduciary Fund shareholders, shall not constitute such a material adverse change;

    (i) All material federal and other tax returns and reports of Fiduciary Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Fiduciary Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

    (j) For each taxable year of its operation, Fiduciary Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Fiduciary Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

    (k) All issued and outstanding shares of Fiduciary Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. All of the issued and outstanding shares of Fiduciary Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of Fiduciary Fund, as provided in Section 3.4. Fiduciary Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Fiduciary Fund shares, and there is not outstanding any security convertible into any Fiduciary Fund shares (other than Class B and Class H shares which automatically convert to Class A shares after a specified period);

    (l) At the Effective Time, Fiduciary Fund will have good and marketable title to Fiduciary Fund's assets to be transferred to Capital Fund pursuant to
Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets, Capital Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to Capital Fund in the Effective Time Statement;

    (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Fiduciary Fund's Board of Directors, and, subject to the approval of Fiduciary Fund shareholders, this Agreement will constitute a valid and binding obligation of Fiduciary Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

    (n) The information to be furnished by and on behalf of Fiduciary Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

    (o) All information pertaining to Fiduciary Fund, its agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by Fiduciary Fund or its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

    (p) Since the end of Fiduciary Fund's most recently concluded fiscal year, there have been no material changes by Fiduciary Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Capital Fund; and

    (q) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of Fiduciary Fund as of the Effective Time, and the values of Fiduciary Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in Fiduciary Fund's articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the 1940 Act. At the Effective Time, Fiduciary Fund will have no liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which are not reflected in the Effective Time Statement.

    4.2 Capital Fund represents, warrants and covenants to Fiduciary Fund as follows:

    (a) Equity Portfolios is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

    (b) Equity Portfolios is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Equity Portfolios under the 1933 Act, is in full force and effect;

    (c) All appropriate filings under Section 18 of the Securities Act of 1933, as amended, required by state securities laws ("Blue Sky Filings") have been made and have not been disapproved within the time periods applicable thereto; said Blue Sky Filings, including any periodic reports or supplemental filings, are complete and current; all fees required to be paid in connection with such Blue Sky Filings have been paid; and Capital Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which the necessary Blue Sky Filings have been made.

    (d) The Prospectus and Statement of Additional Information of Capital Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

    (e) Capital Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Equity Portfolios' articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Capital Fund is a party or by which it is bound;

    (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Capital Fund's knowledge, threatened against Capital Fund or any of its properties or assets. Capital Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

    (g) The Statement of Assets and Liabilities of Capital Fund as of the end of its most recently concluded fiscal year has been audited by KPMG Peat Marwick LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to Fiduciary Fund) presents fairly, in all material respects, the financial position of Capital Fund as of such date, and there are no known material contingent liabilities of Capital Fund as of such date not disclosed therein;

    (h) Since the end of Capital Fund's most recently concluded fiscal year, there has not been any material adverse change in Capital Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to Fiduciary Fund. For the purposes of this paragraph (h), a decline in net asset value per share of Capital Fund, the discharge or incurrence of Capital Fund liabilities in the ordinary course of business, or the redemption of Capital Fund shares by Capital Fund shareholders, shall not constitute such a material adverse change;

    (i) All material federal and other tax returns and reports of Capital Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Capital Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

    (j) For each taxable year of its operation, Capital Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Capital Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

    (k) All issued and outstanding shares of Capital Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Capital Fund Shares to be issued and delivered to Fiduciary Fund for the account of Fiduciary Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable. Capital Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Capital Fund shares, and there is not outstanding any security convertible into any Capital Fund shares (other than Class B and Class H shares which automatically convert to Class A shares after a specified period);

    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Equity Portfolios' Board of Directors, and at the Effective Time this Agreement will constitute a valid and binding obligation of Capital Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of Capital Fund's shareholders;

    (m) The information to be furnished by and on behalf of Capital Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

    (n) Since the end of Capital Fund's most recently concluded fiscal year, there have been no material changes by Capital Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Fiduciary Fund; and

    (o) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning Fiduciary Fund, its agents and affiliates (or supplied by Fiduciary Fund, its agents or affiliates for inclusion in said Registration Statement).

5.  FURTHER COVENANTS OF CAPITAL FUND AND FIDUCIARY FUND

    5.1 Each of Fiduciary Fund and Capital Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed). Fiduciary Fund agrees that through the Effective Time, it will not acquire any securities which are not permissible investments for Capital Fund.

    5.2 Fiduciary Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3 Fiduciary Fund will assist Capital Fund in obtaining such information as Capital Fund reasonably requests concerning the beneficial ownership of Fiduciary Fund shares.

    5.4 Subject to the provisions of this Agreement, Capital Fund and Fiduciary Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.5 Fiduciary Fund will provide Capital Fund with information reasonably necessary with respect to Fiduciary Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of Capital Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

    5.6 Capital Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF FIDUCIARY FUND

    The obligations of Fiduciary Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Capital Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by Fiduciary Fund, in its sole and absolute discretion):

    6.1 All representations and warranties of Capital Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

    6.2 Capital Fund shall have delivered to Fiduciary Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Fiduciary Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Capital Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Fiduciary Fund shall reasonably request; and

    6.3 Capital Fund shall have delivered to Fiduciary Fund the certificate as to the issuance of Capital Fund shares contemplated by the second sentence of
Section 3.4.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL FUND

    The obligations of Capital Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Fiduciary Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by Capital Fund, in its sole and absolute discretion):

    7.1 All representations and warranties of Fiduciary Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

    7.2 Capital Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

    7.3 Fiduciary Fund shall have delivered to Capital Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Capital Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Fiduciary Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Capital Fund shall reasonably request;

    7.4 Fiduciary Fund shall have delivered to Capital Fund the written instructions to the custodian for Fiduciary Fund contemplated by Section 3.2;

    7.5 Fiduciary Fund shall have delivered to Capital Fund the certificate as to its shareholder records contemplated by the first sentence of Section 3.4;

    7.6 At or prior to the Effective Time, Fiduciary Fund's investment adviser, or an affiliate thereof, shall have reimbursed Fiduciary Fund by the amount, if any, that the expenses incurred by Fiduciary Fund (or accrued up to the Effective Time) exceed any applicable contractual expense limitations; and

    7.7 Immediately prior to the Effective Time, Fiduciary Fund shall not hold any securities which are not permissible investments for Capital Fund.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL FUND AND FIDUCIARY
    FUND

    The following shall constitute further conditions precedent to the consummation of the Reorganization:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Fiduciary Fund in accordance with the provisions of its articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to Capital Fund. Notwithstanding anything herein to the contrary, neither Capital Fund nor Fiduciary Fund may waive the conditions set forth in this Section 8.1;

    8.2 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Capital Fund or Fiduciary Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Capital Fund or Fiduciary Fund, provided that either party hereto may for itself waive any of such conditions;

    8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to Fiduciary Fund and Capital Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by Fiduciary Fund, Capital Fund, and their investment adviser and other service providers, substantially to the effect that:

        (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Capital Fund and Fiduciary Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

        (ii) Fiduciary Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Capital Fund Shares. Fiduciary Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Fiduciary Fund which are distributed by Fiduciary Fund prior to the Effective Time;

       (iii) the tax basis of Capital Fund Shares received by each Fiduciary Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Fiduciary Fund shares exchanged therefor;

        (iv) the holding period of Capital Fund Shares received by each Fiduciary Fund shareholder pursuant to the Reorganization will include the period during which Fiduciary Fund shareholder held Fiduciary Fund shares exchanged therefor, provided that Fiduciary Fund shares were held as a capital asset at the Effective Time;

        (v) Fiduciary Fund will recognize no income, gain or loss by reason of the Reorganization;

        (vi) Capital Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vii) the tax basis of the assets received by Capital Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Fiduciary Fund as of the Effective Time;

      (viii) the holding period of the assets received by Capital Fund pursuant to the Reorganization will include the period during which such assets were held by Fiduciary Fund; and

        (ix) Capital Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Fiduciary Fund as of the Effective Time.

9.  EXPENSES; INDEMNIFICATION

    9.1 All expenses incurred by the parties hereto in connection with the transactions contemplated hereby (including, without limitation, the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the Fiduciary Fund shareholders meeting required to approve the transactions contemplated hereby) shall be allocated between and borne by Fiduciary Fund and Capital Fund in proportion to their relative net assets at the Effective Time. Such expenses, and the allocation thereof, shall be reflected in the calculations of net asset values pursuant to Section 2.1.

    9.2 Capital Fund agrees to indemnify and hold harmless Fiduciary Fund and each of Fiduciary Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, Fiduciary Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Capital Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.3 Fiduciary Fund agrees to indemnify and hold harmless Capital Fund and each of Capital Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, Capital Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Fiduciary Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

    10.1 Capital Fund and Fiduciary Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

11. TERMINATION

    This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's board of directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party's shareholders.

12. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Fiduciary Fund and Capital Fund; provided, however, that following the meeting of Fiduciary Fund shareholders called by Fiduciary Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Capital Fund Shares to be issued to Fiduciary Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to Capital Fund or Fiduciary Fund, 500 Bielenberg Drive, Woodbury, Minnesota 55125.

14. HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

    14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

    14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                        FORTIS FIDUCIARY FUND, INC.

                                        By
                                             -----------------------------------
                                        Its
                                             -----------------------------------

                                        FORTIS EQUITY PORTFOLIOS, INC.
                                        on behalf of FORTIS CAPITAL FUND

                                        By
                                             -----------------------------------
                                        Its
                                             -----------------------------------

                           PROSPECTUS/PROXY STATEMENT
                               SEPTEMBER 16, 1998

                       PROPOSED ACQUISITION OF ASSETS OF

                          FORTIS FIDUCIARY FUND, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                              FORTIS CAPITAL FUND
                         A SEPARATELY MANAGED SERIES OF
                         FORTIS EQUITY PORTFOLIOS, INC.

                            ------------------------

                               TABLE OF CONTENTS

                            ------------------------

                                                                    PAGE
                                                                   ------
INCORPORATION BY REFERENCE.......................................      2
SUMMARY..........................................................      4
RISK FACTORS.....................................................      9
INFORMATION ABOUT THE REORGANIZATION.............................     10
INFORMATION ABOUT FIDUCIARY FUND AND CAPITAL FUND................     13
VOTING INFORMATION...............................................     15
FINANCIAL STATEMENTS AND EXPERTS.................................     17
LEGAL MATTERS....................................................     17
EXHIBIT A--AGREEMENT AND PLAN OF REORGANIZATION

                            ------------------------

THE FOLLOWING DOCUMENTS ACCOMPANY THIS PROSPECTUS/PROXY STATEMENT:

PROSPECTUS DATED JANUARY 1, 1998 OF FORTIS CAPITAL FUND AND FORTIS FIDUCIARY
FUND

ANNUAL REPORT OF FORTIS CAPITAL FUND AND FORTIS FIDUCIARY FUND FOR THE FISCAL YEAR ENDED AUGUST 31, 1997

                                       PART B

                        STATEMENT OF ADDITIONAL INFORMATION

                               DATED SEPTEMBER 16, 1998

                            ACQUISITION OF THE ASSETS OF

                            FORTIS FIDUCIARY FUND, INC.
                  500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
            MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA  55164
                                   (800) 738-4000

                          BY AND IN EXCHANGE FOR SHARES OF

                                FORTIS CAPITAL FUND
                           A SEPARATELY MANAGED SERIES OF
                           FORTIS EQUITY PORTFOLIOS, INC.
                  500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
            MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA  55164
                                   (800) 738-4000

     This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of Fortis Fiduciary Fund, Inc. (the "Acquired Fund") Fortis Capital Fund (the "Acquiring Fund"), a separately managed series or Fortis Capital Fund, Inc. ("Fortis Capital"), in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Fund and (b) the liquidation of the Acquired Fund and the pro rata distribution of the Acquiring Fund shares to Acquired Fund shareholders.

     This Statement of Additional Information consists of this cover page and the following documents, all of which are incorporated by reference herein:

     1. The Statement of Additional Information dated January 1, 1998 of the Acquiring Fund and the Acquired Fund.

     2. The Annual Report of the Acquiring Fund and the Acquired Fund for the fiscal year ended August 31, 1997.

     3. The Semi-Annual Report of the Acquiring Fund and the Acquired Fund for the six months ended February 28, 1998.

     4. Financial Statements required by Form N-14, Item 14 (to the extent not included in items 2 and 3 above).

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated September 16, 1998 relating to the above-referenced transaction may be obtained without charge by writing or calling the Acquired Fund or the Acquiring Fund at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

     [NOTE: In the SEC filing package, Item No. 2 referred to above is included in Part A as materials to be delivered with the Prospectus/Proxy Statement. A copy of Item No. 2 also will be delivered to any person requesting the Statement of Additional Information.]

PROFORMA SCHEDULE OF INVESTMENTS
At  February 28, 1998 (Unaudited)

        SHARES PAR (HISTORICAL)            SECURITY                                             MARKET AMOUNT (HISTORICAL)
------------ ------------- -------------- -------------------------------- -------------------------- -------------- --------------
  ACQUIRED     ACQUIRING                                                                  ACQUIRED      ACQUIRING
    FUND         FUND         COMBINED                                                      FUND           FUND         COMBINED
------------ ------------- -------------- -------------------------------- -------------------------- -------------- --------------
                                           COMMON STOCKS
                                           -------------
                                           Advertising-Public Relations
    28,100        109,100        137,200     Interpublic Group of Companies, Inc.         $1,531,450     $5,945,950     $7,477,400
                                           Aerospace and Equipment
    43,000        163,000        206,000     Loral Space and Communications Ltd.          $1,099,187     $4,166,688     $5,265,875
                                           Airlines
     4,400         17,800         22,200     KLM Royal Dutch Air Lines NV                   $161,150       $651,925       $813,075
                                           Automobile and Motor Vehicle
    16,000         63,000         79,000     Magna International, Inc. Class A              $968,000     $3,811,500     $4,779,500
                                           Banks
    12,000         45,000         57,000     Mellon Bank Corp.                              $747,750     $2,804,062     $3,551,812
    12,000         47,000         59,000     Norwest Corp.                                  $491,250     $1,924,063     $2,415,313
                                                                                       -------------  -------------  -------------
                                                                                          $1,239,000     $4,728,125     $5,967,125

                                           Biomedics, Genetics Research
    15,000         59,000         74,000     Amgen, Inc.                                    $796,875     $3,134,375     $3,931,250
    26,000        100,000        126,000     Centocor, Inc.                                 $937,625     $3,606,250     $4,543,875
                                                                                       -------------  -------------  -------------
                                                                                          $1,734,500     $6,740,625     $8,475,125

                                           Broadcasting
     5,900         20,900         26,800     America Online, Inc.                           $714,637     $2,531,512     $3,246,149
    12,000         46,000         58,000     Viacom, Inc.  Class B                          $576,000     $2,208,000     $2,784,000
                                                                                       -------------  -------------  -------------
                                                                                          $1,290,637     $4,739,512     $6,030,149

                                           Building Materials
     9,500         38,000         47,500     Masco Corp.                                    $516,562     $2,066,250     $2,582,812
                                           Business Services
    34,100        130,400        164,500     Cognizant Corp.                              $1,702,869     $6,511,850     $8,214,719
    30,000        118,000        148,000     Fiserv, Inc.                                 $1,642,500     $6,460,500     $8,103,000
    16,000         66,000         82,000     Ingram Micro, Inc. Class A                     $618,000     $2,549,250     $3,167,250
                                                                                       -------------  -------------  -------------
                                                                                          $3,963,369    $15,521,600    $19,484,969

                                           Chemicals
    27,000        109,000        136,000     Monsanto Co.                                 $1,373,625     $5,545,375     $6,919,000
                                           Computer-Communication Equipm
    14,000         57,000         71,000     Cisco Systems, Inc.                            $922,250     $3,754,875     $4,677,125
    10,000         38,000         48,000     3Com Corp.                                     $357,500     $1,358,500     $1,716,000
                                                                                       -------------  -------------  -------------
                                                                                          $1,279,750     $5,113,375     $6,393,125

                                           Computer-Software
    16,000         58,000         74,000     EMC Corp.                                      $612,000     $2,218,500     $2,830,500
    18,000         80,000         98,000     Microsoft Corp.                              $1,525,500     $6,780,000     $8,305,500
    14,000         54,000         68,000     PeopleSoft, Inc.                               $625,625     $2,413,125     $3,038,750
    47,000        189,956        236,956     Sterling Commerce, Inc.                      $2,144,375     $8,666,743    $10,811,118
                                                                                       -------------  -------------  -------------
                                                                                          $4,907,500    $20,078,368    $24,985,868

                                           Containers and Packaging
    14,400         59,400         73,800     Crown Cork & Seal Company, Inc.                $777,600     $3,207,600     $3,985,200
                                           Drugs
    26,300        100,800        127,100     Forest Laboratories, Inc.                    $1,645,394     $6,306,300     $7,951,694
    14,000         56,000         70,000     Intelligent Polymers Ltd. (and warrants)       $360,500     $1,442,000     $1,802,500
   120,000        191,000        311,000     Mylan Laboratories, Inc.                     $2,445,000     $3,891,625     $6,336,625
    10,000         38,000         48,000     SmithKline Beecham plc ADR                     $618,750     $2,351,250     $2,970,000
    11,400         43,000         54,400     Warner-Lambert Co.                           $1,667,250     $6,288,750     $7,956,000
                                                                                       -------------  -------------  -------------
                                                                                          $6,736,894    $20,279,925    $27,016,819

                                           Electronic-Semiconductor
    11,000         42,000         53,000     Intel Corp.                                    $986,563     $3,766,875     $4,753,438
    23,400         95,700        119,100     Motorola, Inc.                               $1,304,550     $5,335,275     $6,639,825
                                                                                       -------------  -------------  -------------
                                                                                          $2,291,113     $9,102,150    $11,393,263


        SHARES PAR (HISTORICAL)            SECURITY                                             MARKET AMOUNT (HISTORICAL)
------------ ------------- -------------- -------------------------------- -------------------------- -------------- --------------
  ACQUIRED     ACQUIRING                                                                  ACQUIRED      ACQUIRING
    FUND         FUND         COMBINED                                                      FUND           FUND         COMBINED
------------ ------------- -------------- -------------------------------- -------------------------- -------------- --------------
                                           Financial Services
     5,000         20,000         25,000     American Express Co.                           $450,313     $1,801,250     $2,251,563
    40,000        234,000        274,000     Fannie Mae                                   $2,552,500    $14,932,125    $17,484,625
    66,000        265,000        331,000     MBNA Corp.                                   $2,363,625     $9,490,312    $11,853,937
    34,000        136,000        170,000     MGIC Investment Corp.                        $2,505,375    $10,021,500    $12,526,875
                                                                                       -------------  -------------  -------------
                                                                                          $7,871,813    $36,245,187    $44,117,000

                                           Food
   105,000        409,500        514,500     Archer-Daniels-Midland Co.                   $2,355,938     $9,188,156    $11,544,094
    29,000        113,000        142,000     Groupe Danone ADR                            $1,156,375     $4,505,875     $5,662,250
    25,000        100,000        125,000     Nabisco Holdings Corp. Class A               $1,179,687     $4,718,750     $5,898,437
                                                                                       -------------  -------------  -------------
                                                                                          $4,692,000    $18,412,781    $23,104,781

                                           Health Care Services
    15,000         60,000         75,000     Cardinal Health, Inc.                        $1,228,125     $4,912,500     $6,140,625
                                           Hotel and Gaming
    22,000         91,000        113,000     Sun International Hotels Ltd.                  $957,000     $3,958,500     $4,915,500
    48,500        231,000        279,500     Mirage Resorts, Inc.                         $1,109,438     $5,284,125     $6,393,563
                                                                                       -------------  -------------  -------------
                                                                                          $2,066,438     $9,242,625    $11,309,063

                                           Insurance
    28,000        105,000        133,000     American International Group, Inc.           $3,365,250    $12,619,688    $15,984,938
    46,400        164,100        210,500     Hartford Life, Inc. Class A                  $1,998,100     $7,066,556     $9,064,656
                                                                                       -------------  -------------  -------------
                                                                                          $5,363,350    $19,686,244    $25,049,594

                                           Leisure Time-Amusements
     5,000         20,000         25,000     Disney (Walt) Co.                              $559,688     $2,238,750     $2,798,438
    26,000        100,000        126,000     Royal Olympic Cruise Lines, Inc.               $390,000     $1,500,000     $1,890,000
                                                                                       -------------  -------------  -------------
                                                                                            $949,688     $3,738,750     $4,688,438

                                           Machinery-Oil and Well
    20,000         87,000        107,000     Baker Hughes, Inc.                             $818,750     $3,561,562     $4,380,312
                                           Medical Technology
    43,000        166,000        209,000     Medtronic, Inc. (with rights)                $2,284,375     $8,818,750    $11,103,125
                                           Motion Pictures
    15,000         46,000         61,000     Cinar Films, Inc. Class B                      $555,000     $1,702,000     $2,257,000
                                           Natural Gas Transmissions
    24,000         90,000        114,000     Williams Companies, Inc.                       $784,500     $2,941,875     $3,726,375
                                           Oil and Gas Field Services
    10,000         50,500         60,500     Camco International, Inc.                      $585,000     $2,954,250     $3,539,250
    30,000        106,500        136,500     Precision Drilling Corp.                       $553,125     $1,963,594     $2,516,719
    18,000        114,000        132,000     Schlumberger Ltd. ADR                        $1,356,750     $8,592,750     $9,949,500
                                                                                       -------------  -------------  -------------
                                                                                          $2,494,875    $13,510,594    $16,005,469

                                           Oil-Crude Petroleum and Gas
         0         37,000         37,000     EVI, Inc.                                            $0     $1,815,313     $1,815,313
    29,800        123,600        153,400     Nuevo Energy Co.                             $1,069,074     $4,434,150     $5,503,224
    64,000        259,000        323,000     Santa Fe Energy Resources, Inc.                $716,000     $2,897,562     $3,613,562
                                                                                       -------------  -------------  -------------
                                                                                          $1,785,074     $9,147,025    $10,932,099

                                           Oil-offshore Drilling
    13,000         52,000         65,000     Santa Fe International Corp.                   $460,688     $1,842,750     $2,303,438
                                           Paper
    20,000         85,000        105,000     St. Joe Corp.                                  $682,500     $2,900,625     $3,583,125
                                           Pollution Control
    46,000        181,000        227,000     U.S. Filter Corp.                            $1,561,125     $6,142,688     $7,703,813
                                           Precision Instruments-Test, R
     6,900         28,700         35,600     Perkin-Elmer Corp.                             $504,994     $2,100,481     $2,605,475
                                           Publishing
     4,600         18,300         22,900     CMP Media, Inc. Class A                        $108,675       $432,337       $541,012
    18,000         71,000         89,000     Time Warner, Inc.                            $1,215,000     $4,792,500     $6,007,500
                                                                                       -------------  -------------  -------------
                                                                                          $1,323,675     $5,224,837     $6,548,512

                                           Retail-Department Stores
    25,000        155,000        180,000     Kohl's Corp.                                 $2,004,688    $12,429,063    $14,433,751


        SHARES PAR (HISTORICAL)            SECURITY                                             MARKET AMOUNT (HISTORICAL)
------------ ------------- -------------- -------------------------------- -------------------------- -------------- --------------
  ACQUIRED     ACQUIRING                                                                  ACQUIRED      ACQUIRING
    FUND         FUND         COMBINED                                                      FUND           FUND         COMBINED
------------ ------------- -------------- -------------------------------- -------------------------- -------------- --------------
                                           Retail-Specialty
    54,375        210,950        265,325     Cendant Corp.                                $2,039,063     $7,910,625     $9,949,688
    47,000        187,000        234,000     Costco Companies, Inc.                       $2,297,125     $9,139,625    $11,436,750
    40,849        235,599        276,448     Home Depot, Inc.                             $2,606,677    $15,034,161    $17,640,838
                                                                                       -------------  -------------  -------------
                                                                                          $6,942,865    $32,084,411    $39,027,276

                                           Retail-Variety and Variety Mall
    27,100         99,900        127,000     Walgreen Co.                                   $994,231     $3,665,081     $4,659,312
                                           Telecommunication Equipment
    15,500         59,000         74,500     Ericsson (L.M.) Telephone Co. Class B ADR      $702,344     $2,673,437     $3,375,781
    20,000         77,000         97,000     Tellabs, Inc.                                $1,207,500     $4,648,875     $5,856,375
                                                                                       -------------  -------------  -------------
                                                                                          $1,909,844     $7,322,312     $9,232,156

                                           Telephone Services
    51,000        204,000        255,000     AirTouch Communications, Inc.                $2,291,811     $9,167,250    $11,459,061
    26,000        100,000        126,000     Frontier Corp.                                 $719,875     $2,768,750     $3,488,625
    10,000         38,000         48,000     Intermedia Communications, Inc.                $763,750     $2,902,250     $3,666,000
    20,000         76,000         96,000     MCI Communications Corp.                       $956,250     $3,633,750     $4,590,000
    69,008        271,000        340,008     WorldCom, Inc.                               $2,635,243    $10,348,813    $12,984,056
                                                                                       -------------  -------------  -------------
                                                                                          $7,366,929    $28,820,813    $36,187,742

                                           Toys
    64,057        258,043        322,100     Mattel, Inc.                                 $2,710,411    $10,918,444    $13,628,855
                                           Utilities-Electric
    48,000        188,000        236,000     AES Corp.                                    $2,112,000     $8,272,000    $10,384,000
    40,100        166,000        206,100     UniSource Energy Corp. Holding Company         $684,206     $2,832,375     $3,516,581
                                                                                       -------------  -------------  -------------
                                                                                          $2,796,206    $11,104,375    $13,900,581

                                           Waste Disposal
    23,000         91,000        114,000     U.S.A  Waste Services, Inc.                    $957,375     $3,787,876     $4,745,251
                                                                                       -------------  -------------  -------------
                                                           TOTAL COMMON STOCK            $90,979,856   $371,962,617   $462,942,473

                                           SHORT-TERM INVESTMENTS
                                           ----------------------
                                           Banks
     3,941         13,802         17,743     U.S. Bank N.A. Money Market Variable Rate        $3,941        $13,802        $17,743
                                               Time Deposit
                                           Investment Company
 1,727,754     12,442,832     14,170,586     Norwest Advantage Cash Investment Fund       $1,727,754    $12,442,832    $14,170,586
                                           Diversified Finance
 4,023,000              0      4,023,000     Norwest Bank Associates Corp.,               $4,023,000             $0     $4,023,000
                                               Master Variable Rate
                                                                                       -------------  -------------  -------------
                                                 TOTAL SHORT-TERM INVESTMENTS             $5,754,695    $12,456,634    $18,211,329
                                                                                       -------------  -------------  -------------
                                                 TOTAL INVESTMENTS                       $96,734,551   $384,419,251   $481,153,802
                                                                                       -------------  -------------  -------------
                                                                                       -------------  -------------  -------------
                                                 COST                                    $60,238,188   $229,905,906   $290,144,094


PROFORMA STATEMENT OF ASSETS AND LIABILITIES
At February 28, 1998 ( Unaudited)

                                                                      ACQUIRED       ACQUIRING
                                                                        FUND           FUND
                                                                      2/28/98         2/28/98         PROFORMA         PROFORMA
                                                                    (HISTORICAL)    (HISTORICAL)     ADJUSTMENTS       COMBINED
                                                                    ------------    ------------    ------------    --------------
ASSETS
     Investments , at value (Note 2)                                 $96,734,551    $384,419,251                      $481,153,802
     Cash                                                                      0               0                                 0
     Collateral for securities lending transactions (Note 2)          23,866,251      99,480,733                       123,346,984
     Receivables:
       Investment securities sold                                        441,655       2,251,612                         2,693,267
       Interest and dividends                                             61,604         184,171                           245,775
       Subscriptions of capital stock                                    128,318           5,976                           134,294
     Deferred registration costs                                          32,835          21,894         (32,835)(a)        21,894
       Prepaid expenses                                                    7,384           8,018                            15,402
                                                                    ------------    ------------    ------------    --------------
TOTAL ASSETS                                                         121,272,598     486,371,655         (32,835)      607,644,253
                                                                    ------------    ------------    ------------    --------------
LIABILITIES
     Payable upon return of securities loaned (Note 2)                23,866,251      99,480,733                       123,346,984
     Payable for investment securities purchased                         498,648       1,994,593                         2,493,241
     Redemptions of capital stock                                         30,820          47,442                            78,262
     Payable for investment advisory and management fees                  72,379         236,246                           308,625
     Payable for distribution fees                                         1,874           6,400                             8,274
     Accounts payable and accrued expenses                                19,534          37,901                            57,435
                                                                    ------------    ------------    ------------    --------------
TOTAL LIABILITIES                                                     24,489,506     101,803,315               0       126,292,821
                                                                    ------------    ------------    ------------    --------------
NET ASSETS
     Net proceeds of capital stock, par value $.01 per share          50,752,885     207,871,629         (32,835)(a)   258,591,679
     Unrealized appreciation of investments                           36,496,363     154,513,345                       191,009,708
     Net investment loss                                                (303,963)       (647,914)                         (951,877)
     Accumulated net realized gain from sale of investments            9,837,807      22,831,280                        32,669,087
                                                                    ------------    ------------    ------------    --------------
TOTAL NET ASSETS                                                     $96,783,092    $384,568,340         (32,835)     $481,318,597
                                                                    ------------    ------------    ------------    --------------
                                                                    ------------    ------------    ------------    --------------


OUTSTANDING SHARES
     Class A                                                           1,893,644      14,614,375       1,526,195 (b)    18,034,214
     Class B                                                              92,333         376,929          73,776 (b)       543,038
     Class C                                                              25,485          83,892          20,373 (b)       129,750
     Class H                                                             191,822         700,462         152,786 (b)     1,045,070

NET ASSET VALUE
     Class A                                                              $44.11          $24.42      1.80630631            $24.42
     Class B                                                              $42.83          $23.81      1.79882402            $23.81
     Class C                                                              $42.85          $23.81      1.79966401            $23.81
     Class H                                                              $42.83          $23.83      1.79731431            $23.83



See accompanying notes to proforma financial statements.

(a) Reflects the elimination of the remaining unamortized registration costs included on the books of the acquired fund.

(b) Reflects increase in shares due to differences in the net asset values of the funds.

PROFORMA STATEMENT OF OPERATIONS
For the year ending February 28, 1998 (Unaudited)


                                                                      Acquired       Acquiring
                                                                        Fund            Fund
                                                                      02/28/98        02/28/98        Proforma         Proforma
                                                                    (Historical)    (Historical)     Adjustments       Combined
                                                                    ------------    ------------    ------------    --------------
Net Investment Income:
  Income
     Interest Income                                                    $310,546      $1,338,301                        $1,648,847
     Dividend Income                                                     375,555       1,546,911                         1,922,466
     Fee income (Note 2)                                                  59,417         189,103                           248,520
                                                                    ------------    ------------    ------------    --------------
  Total Income                                                           745,518       3,074,315               0         3,819,833
                                                                    ------------    ------------    ------------    --------------
  Expenses:
     Investment advisory and management fees (Note 2)                    901,691       2,908,610        (270,434)(b)     3,539,867
     Distribution fees (Note 2)                                          299,230       1,046,922               0         1,346,152
     Shareholders' notices and reports                                    21,374          74,518               0            95,892
     Legal and auditing fees (Note 2)                                     29,258          44,808         (17,000)(a)        57,066
     Registration fees                                                    39,622          83,705         (37,622)(a)        85,705
     Custodian fees                                                       24,203          46,795          (8,000)(a)        62,998
     Directors' fees and expenses                                         17,473          18,344          (3,000)(a)        32,817
     Other                                                                 8,275          30,213               0            38,488
                                                                    ------------    ------------    ------------    --------------
  Total Expenses                                                       1,341,126       4,253,915        (336,056)        5,258,985
                                                                    ------------    ------------    ------------    --------------
Net Investment Income (Loss)                                            (595,608)     (1,179,600)        336,056        (1,439,152)
                                                                    ------------    ------------    ------------    --------------
Realized and Unrealized Gain (Loss) on Investments
  Net realized gain from security transactions                        15,073,428      48,073,503                        63,146,931
  Net change in unrealized appreciation (depreciation) of
     investments in securities                                         9,695,528      48,314,617                        58,010,145
                                                                    ------------    ------------    ------------    --------------
Net Gain on Investments                                               24,768,956      96,388,120               0       121,157,076
                                                                    ------------    ------------    ------------    --------------
Net Increase in Net Assets Resulting from Operations                 $24,173,348     $95,208,520        $336,056      $119,717,924
                                                                    ------------    ------------    ------------    --------------
                                                                    ------------    ------------    ------------    --------------


See accompanying notes to pro forma financial statements.

(a) Reflects reduction in expenses due to elimination of duplicate services. (Note 3)

(b) Reflects lower advisory fees due to breakpoints in the advisory fee schedule. (Note 3)

PRO FORMA FOOTNOTES OF MERGER BETWEEN ACQUIRED FUND AND ACQUIRING FUND FEBRUARY 28, 1998 (UNAUDITED)

1.   GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Fortis Fiduciary Fund, Inc. (Acquired Fund) by Fortis Equity Portfolios, Inc. - Fortis Capital Fund (Acquiring Fund) as if such acquisition had taken place as of the close of business on February 28, 1998.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Acquired Fund and the Acquiring Fund will be taxed as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Acquired Fund and the Acquiring Fund have been combined as of and for the year ended February 28, 1998.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of the Acquiring Fund which are included in its semi-annual report dated February 28, 1998.

The pro forma combining schedules of investments do not reflect any changes which could occur before or after the acquisition closing date due to changes in market conditions or differences in investment management practices of the Acquiring Fund compared with the Acquired Fund. However, aside from portfolio decisions made as a result of market condition changes that have or may occur between the date of the pro forma financial statements and the acquisition closing date, management does not have any specific plans at this time regarding the disposition of investments presented in the pro forma schedules of investments that would have a material impact on the presentation of such schedules.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned acquisition of the Acquired Fund and the Acquiring Fund had taken place as of the close of business on February 28, 1998.

2.   SIGNIFICANT ACCOUNTING POLICIES

The Acquiring Fund is a Minnesota corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Acquiring Fund began to issue multiple class shares effective November 14, 1994. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The significant accounting policies followed by the Acquiring Fund are summarized as follows:

SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

LENDING OF PORTFOLIO SECURITIES: At February 28, 1998, securities were on loan to brokers from the Acquiring Fund. For collateral, the Fund's custodian received cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. The risks to the Fund in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

INCOME TAXES: The portfolio intends to qualify, under the Internal Revenue Code, as a regulated investment company, and, if so qualified, will not have to pay federal income taxes to the extent that its taxable net income is distributed. On a calendar year basis, the Acquiring Fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid payment of federal excise taxes.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc. (Advisers), is the investment adviser for the Acquiring Fund. Investment advisory and management fees are computed at an annual rate of 1% of the first $100 million of average daily net assets, .80% for the next $150 million, and .70% for average daily net assets over $250 million of each portfolio.

In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Acquiring Fund's principal underwriter) distribution fees equal to .25% of average daily net assets for Class A and 1.00% of average daily net assets for Classes B, C and H on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares.

3.   PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on February 28, 1998, and adjustments made to expenses for duplicated services that would not have been incurred if the merger had taken place as of the close of business on February 28, 1998. [Also included on the balance sheet is an adjustment made to eliminate the remaining unamortized registration costs included in the books of the Acquired Fund.]